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                                                                 Exhibit 10.17

                         STRATEGIC ALLIANCE AGREEMENT

This Strategic Alliance Agreement ("Agreement") is made and entered into as of the 25th day of June, 1999 (the "Effective Date"), by and between 1stUp.Com Corporation, a corporation organized and existing pursuant to the laws of the State of Delaware, with principal offices at 930 Montgomery Street, Suite 200, San Francisco, California 94133 ("1stUp") and AltaVista Company, a corporation organized and existing pursuant to the laws of the State of Delaware, with principal offices at 529 Bryant Street, Palo Alto, California 94301 ("AltaVista"), with respect to the following facts and circumstances:

     WHEREAS:

     1stUp has developed a free Internet access service and AltaVista desires to offer such service in accordance with the terms of this Agreement;

     1stUp is willing to customize a version of such service with AltaVista branding in accordance with the terms of this Agreement;

     AltaVista is willing to promote this service to users of AltaVista's World Wide Web sites in accordance with the terms of this Agreement; and

     AltaVista is willing to make an investment in 1stUp in accordance with the terms of this Agreement.

     NOW, THEREFORE, the parties hereby agree as follows:

     1.  DEFINITIONS

         1.1 "AltaVista Platform" shall mean a generic set of web pages (or customized version thereof) that may operate as a Web site. The AltaVista Platform may contain any or all of the following: an internet index, a search tool, advertising, or any other feature that might be desirable on an internet homepage. AltaVista (itself or through its Affiliates) has and will enter into third party agreements that provide for one or more of the AltaVista Platforms to be customized and then posted live on the Internet. The customized AltaVista Platforms may be branded using third parties' names or any combination of AltaVista's, AltaVista's Affiliates and third parties' names. Furthermore, in customizing the AltaVista Platforms, any amount of content, advertising or other features may be added or deleted. For purposes of this Agreement, the term AltaVista Platform shall also include the portal site currently located at AltaVista.Com and/or AV.Com, and other similar sites branded with AltaVista's or its Affiliates' names or trademarks (e.g. any and all My AltaVista pages).

        1.2 "Affiliate" shall mean any person or entity directly or indirectly controlling, controlled by or under common control with a given person or entity.

        1.3 "Impression" is generated when a visitor clicks on a button on the Button Bar (as described in Exhibit A) in the Service Offering Window.
                            ---------

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        1.4  "Service Offering Window" shall have the meaning set forth in
Section 3.1 below.

        1.5 "Service Offering" shall mean the customized Internet access services further described in Exhibit A.
                              ---------
        1.6 "Specifications" means the specifications for the Service Offering as set forth in Exhibit A.
                ---------

        1.7 "Web Page" means a single file displayed through Web browser software and made available for viewing, by means of a download to local cache memory, over the Internet through a common protocol.

        1.8  "Web Site" means any number of associated Web Pages.

    2.  DEVELOPMENT OF THE SERVICE OFFERING

        2.1  1stUp's Obligations. 1stUp will use best commercial efforts to
             -------------------
design, develop and deliver on or before July 11, 1999, a fully functioning version of the Service Offering with all of the features and components described in Exhibit A and conforming to the Specifications. Should 1stUp fail to do so by July 11, 1999, AltaVista reserves the right to terminate this Agreement immediately.

        2.2  AltaVista's Obligations. AltaVista will use best commercial efforts
             -----------------------
to assist in the design development and prototyping of the Service Offering.

        2.3 The parties agree that any delay by either party in providing the deliverables for which it is the responsible party will extend the delivery date for subsequent deliverables by either party on a one-for-one basis for each day of the delay.

   3.   THE SERVICE OFFERING

        3.1  Service Offering Window. The Service Offering will include the
             -----------------------
Service Offering Window as described in Exhibit A, on which [***] will be
                                        ---------
links to an AltaVista Web Site portal, [***], at AltaVista's discretion. The Service Offering will begin with [***] total displayed in the Button Row (as described in Exhibit A). Any [***] in the number of
                                ---------
buttons is subject to [***]. The [***] for AltaVista will not diminish in prominence from inital implementation without AltaVista's consent. Additional buttons shall have functionalities designated by 1stUp, provided that no links shall be provided to Web Sites belonging to the following networks: [***]. AltaVista maintains right to modify list of excluded sites [***]. Also, any functionalities displayed in the Service Offering Window must comply with AltaVista's existing contracts or commitments; for example, 1stUp can only provide links to AltaVista's current bookseller and travel partners. [***] must be approved by AltaVista. AltaVista shall have the right [***] for buttons it does not control.

[***] Denotes language for which AltaVista requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

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        3.2  Service Offering Hosting and Features.  1stUp will maintain the
             -------------------------------------
Service Offering at all times during the term of this Agreement. The Service Offering will be designed so that the first Web Page viewed by users of the Service Offering shall be a page designated by AltaVista. 1stUp will use best commercial efforts to fix non-conformities and bugs in the software. The Service Offering will include the most current version of 1stUp's software. 1stUp will use best efforts to make a technical contact available to AltaVista twenty-four hours (24) per day, three-hundred sixty-five (365) days per year, to support the Service Offering. Initially, the technical contact shall be: [***]. 1stUp and AltaVista shall work jointly to provide hosting of the Service Offering during the term of this Agreement.

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

    4.  SERVICE OFFERING MARKETINGAND USER INFORMATION

        4.1  Registration of Users. 1stUp shall enlist up to [***] users of
             ---------------------
the Service Offering from the period commencing on or before [***] and ending [***]. If during that period 1stUp enlists [***] users, 1stUp may enlist additional users of the Service Offering as mutually agreed by the parties. A user shall be "enlisted" if the user downloads the Service Offering software and selects the dial-up service.

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

        4.2  Rights in User Information.  Subject to the license grant below,
             --------------------------
[***] all right, title and interest in and to all user information collected by 1stUp in the course of implementing the Service Offering ("User Information"). [***] will establish [***] policies for the use of that information.

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

        4.3  Promotion of the Service Offering by AltaVista.  AltaVista shall
             ----------------------------------------------
promote the Service Offering in the broadest manner that AltaVista determines is consistent with its business and the business of its Affiliates, provided, however, that AltaVista's only commitment with respect to promotion is that it will include on its homepage located at www.altavista.com, a link to 1stUp.com's
                                        -----------------
Service Offering. Such link shall be formatted and placed at AltaVista's sole discretion.

    5.  JOINT ACTIVITIES

        5.1  Press Release.  AltaVista and 1stUp will work together to develop
             -------------
a product launch press release, citing 1stUp as the technology provider for the Service Offering. AltaVista and 1stUp will make the release available on their respective web sites and will distribute the release via their standard press release avenues, provided, that the timing, placement and format of the release will be subject to the sole discretion of the disclosing party. AltaVista and 1stUp shall use commercially reasonable efforts to develop press releases of new developments (such as system and software upgrades, end-user growth milestones, etc.) and agree not to make any public announcement or disclosure without giving the other party reasonable opportunity to comment thereon.

    6.  COMPENSATION FOR SERVICE OFFERING WINDOW

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        6.1  Service Offering Window Compensation. AltaVista shall pay to 1stUp
             ------------------------------------
an amount equal to [***] for each Impression leading to an AltaVista source generated by the Service Offering Window during the term of this Agreement, commencing after the date on which the Service Offering is accepted by AltaVista in accordance with this Agreement.

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

        6.2  Reports.  After the end of each calendar quarter during the term
             -------
of this Agreement, 1stUp shall provide to AltaVista a report of the total number of Impressions for all buttons generated by the Service Offering Window. 1stUp shall also submit to AltaVista an invoice for the amounts due under Section 6.1 for the reported calendar quarter. During the term of this Agreement AltaVista shall pay such amounts no later than [***] after receipt of the invoice.

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

        6.3  No Other Costs.  Subject to AltaVista's payment obligations under
             --------------
this Section 6, the Service Offering shall be developed, customized and maintained by 1stUp at its sole cost and expense. Although 1stUp and AltaVista shall work jointly to provide hosting of the Service Offering, hosting also shall be at 1stUp's sole cost and expense, except for hosting of the software download, which will be at AltaVista's expense.

    7.  COMPENSATION FOR ALTAVISTA ACTIVITIES

        7.1  Payments.  During the term of this Agreement 1stUp shall pay to
             --------
AltaVista the amount of [***] actually received from third party advertisers and sponsors on the Service Offering Window (other than AltaVista) less total accrued (a) access charges from 1stUp's access service provider; (b) e-mail charges from service providers; and (c) third party call and customer support charges.

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

        7.2  Reports.  After the end of each calendar quarter during the term
             -------
of this Agreement, 1stUp shall provide to AltaVista a report of the total amounts due under Section 7.1. 1stUp shall pay to AltaVista the amounts due under Section 7.1 for the reported month no later than [***] after the end of the reported month.

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

    8.  INVESTMENT BY ALTAVISTA

        8.1   Stock Purchase Agreement.  Concurrently with the execution of this
              -------------------------
Agreement, the parties are entering into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which, at the closing, which will occur on or before [***] after the Effective Date, AltaVista shall make a [***] to 1stUp in exchange for an aggregate of [***] of [***] of 1stUp (which represents [***] of the currently outstanding capital stock of 1stUp.com), having substantially the rights, preferences and privileges set forth in the Stock Purchase Agreement and subject to all of the terms and conditions set forth therein.

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

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        8.2  Upon closing of this agreement and Stock Purchase Agreement,
AltaVista has right to [***] to 1stUp [***]. AltaVista maintains right to this position as long as AltaVista holds a investment stake in 1stUp worth more than [***].

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

        8.3  Additional Investors.  1stUp shall be entitled to issue to
             --------------------
additional individual investors up to the number of shares of its [***] equal to an aggregate value of [***].

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

        8.4  Option.  1stUp hereby grants AltaVista a [***], exercisable
             ------
at any time prior to [***], to purchase [***], at an exercise price to be negotiated at the time of exercise (the "Option"), subject to the following conditions:

             (a) AltaVista and 1stUp agree to negotiate in good faith regarding the [***] and the rights, preferences and privileges of the capital stock underlying the Option;

             (b) The Option shall terminate upon the earlier to occur of (A) the closing of a merger of 1stUp with or into another entity in which the holders of voting securities of the 1stUp immediately prior to such transaction will hold less than 50% of the voting securities of the surviving entity or the entity that controls such surviving entity and (B) the closing of the first registered public offering of Common Stock of 1stUp pursuant to a firm commitment underwriting; provided, however, that AltaVista receives notice of such transaction at least 20 days prior thereto; and

             (c) Upon exercise of the Option, AltaVista shall sign such additional documentation as 1stUp.com may reasonably request, including investment representations, a right of first refusal with respect to transfers of stock by AltaVista and a 180-day market stand-off agreement in connection with an initial public offering.

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

    9.  WARRANTIES.

        9.1  1stUp.  1stUp represents, warrants and covenants to AltaVista that
             -----
(i)1stUp has the power and authority to enter into this Agreement, to grant the licenses contained herein, and to otherwise perform its obligations hereunder, and (ii) the Service Offering does not and will not violate any third party right, and its use by AltaVista and its Affiliates in accordance with the
license granted hereunder will not violate any third party right.   EXCEPT AS
SET FORTH ABOVE, 1STUP MAKES NO WARRANTIES TO ALTAVISTA, EITHER EXPRESS OR IMPLIED, AND HEREBY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

        9.2  AltaVista.  AltaVista represents, warrants and covenants to 1stUp
             ---------
that it has the power and authority to enter into this Agreement, to grant the licenses contained herein, and to otherwise perform its obligations hereunder. EXCEPT AS SET FORTH ABOVE, ALTAVISTA MAKES NO WARRANTIES TO 1STUP, EITHER EXPRESS OR IMPLIED,

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AND HEREBY DISCLAIMS ANY IMPLIED WARRANTIES OF
MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

    10.  INDEMNIFICATION

         10.1 Each party ("Indemnitor") shall indemnify, defend and hold harmless the other party and its Affiliates and each of their respective officers, directors, employees and agents (each, an "Indemnified Party") against any claim, suit, damages, losses, expenses and costs incurred by such Indemnified Party (i) in connection with a claim by any third party for alleged infringement of any U.S. patent, trademark, copyright, or other intellectual property right relating to the promotion, representation or use of the products provided by the Indemnitor hereunder (which, in the case of 1stUp, means the Service Offering, and in the case of AltaVista, means any of its deliverables hereunder), or (ii) as a result of the breach of the representation and warranty provided in Section 9; but only if the Indemnified Party (a) promptly notifies Indemnitor in writing of the action (provided that any failure to do so shall operate as a bar to indemnification hereunder only to the extent the failure is materially prejudicial to the Indemnitor); (b) permits Indemnitor full authority to defend or settle the action (except to the extent that the action would impose any restrictions upon the Indemnified Party, in which case consent is required); and (c) cooperates with, and provide all available information, assistance and authority to, Indemnitor to defend or settle the action.


    11.  MANAGEMENT OF RELATIONSHIP.

         11.1  Press Committee Meetings.  AltaVista and 1stUp will establish a
               ------------------------
press committee which, during system downtimes, will meet to jointly develop and deliver public statements regarding the downtime.

         11.2  Press Committee Members.  The press committee members shall
               -----------------------
serve as the primary source of communication with the other party on press release matters. The members shall have first tier responsibility for resolving disputes that may arise hereunder with respect to the scope or direction of the relationship contemplated by this Agreement. The initial committee members for 1stUp and AltaVista shall be selected by each party separately and specified prior to launch of the Service Offering. Each party shall promptly advise the other of any change of member or of his or her address, telephone number, or E-mail address.

    12.  TERM AND TERMINATION.
         --------------------

         12.1  Term.  This Agreement shall become effective on the Effective
               ----
Date and shall remain in full force and effective for a period of 2 years from the Effective Date or until terminated pursuant to this Section 12.

         12.2  Events of Default by AltaVista.  1stUp shall have the right to
               ------------------------------
terminate this Agreement and its further obligations hereunder upon the occurrence of any of the following events of default (subject to AltaVista's ability to cure or remedy such event as described in Section 12.4):

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               (a)  AltaVista is involved in any voluntary or involuntary bankruptcy proceeding or any other proceeding concerning insolvency, dissolution, cessation of operations, or reorganization of indebtedness and the proceeding is not dismissed within 60 days;

               (b) AltaVista becomes unable to pay its debts as they mature in the ordinary course of business or makes an assignment for the benefit of its creditors; or

               (c) AltaVista is in material default of any provision of this Agreement.

         12.3  Events of Default by 1stUp.  In addition to AltaVista's
               --------------------------
termination rights under Section 2.1 of this Agreement, AltaVista shall have the right to terminate this Agreement and its further obligations hereunder upon the occurrence of any of the following events (subject to 1stUp's ability to cure or remedy such events as described in Section 12.4):

               (a) 1stUp becomes involved in any voluntary or involuntary bankruptcy proceeding or any other proceeding concerning insolvency, dissolution, cessation of operations, or reorganization of indebtedness and the proceeding is not dismissed within 60 days;

               (b) 1stUp becomes insolvent or unable to pay its debts as they mature in the ordinary course of business or makes an assignment for the benefit of its creditors; or

               (c) 1stUp is in material default of any provision of this Agreement.

        12.4  Right to Cure Event of Default.  Upon the occurrence of any
              ------------------------------
event of default entitling a party to terminate this Agreement, the non-defaulting party may send notice of termination, specifying the nature of the default, to the other party. The non-defaulting party shall permit 30 calendar days, following the date of such notice to enable the other party to cure the default to the non-defaulting party's satisfaction (assuming that the default is susceptible of cure). Failure to cure the default shall result in termination without further notice by the non-defaulting party, unless such non-defaulting party extends the cure period by written notice or withdraws the default notice.

        12.5  Duties Upon Termination.  Upon expiration or termination of this
              -----------------------
Agreement, each party shall return or destroy the Confidential Information (as defined herein) of the other party. All amounts owing shall be accelerated and shall become immediately payable. Either party may request in writing that the other party certify that it has complied with its obligations hereunder. Upon expiration of this Agreement, in the event that AltaVista desires to continue to offer the Service Offering or a similar offering, AltaVista will offer 1stUp the opportunity to continue providing the Service Offering on terms acceptable to AltaVista, before offering a similar opportunity to any third party. If agreement is not reached, AltaVista and 1stUp will work together to migrate customers to the new solution.

        12.6  Survival.  The rights and obligations of the parties pursuant to
              --------
Sections 1, 4, 7, 8, 9, 10, 12.6, 13, 14, 15, 17 18, and 18 shall survive termination or expiration of this Agreement for any reason.

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    13.  LICENSES AND OWNERSHIP.
         ----------------------

         13.1  Service Offering Software License.  1stUp hereby grants to
               ---------------------------------
AltaVista and its Affiliates, during the term of this Agreement, a non-exclusive, worldwide, non-transferable, royalty-free and irrevocable license, under all of 1stUp's intellectual and other proprietary rights, to store, copy, publicly display, publicly perform, distribute and transmit the Service Offering, in object code format, throughout the Web Pages generated or served from the AV Platforms and to make the Information available to users of the AV Platforms to be viewed, downloaded or copied, for their personal, non-commercial use in any form deemed appropriate by AltaVista.

         13.2  Trademark License.  Each of AltaVista and 1stUp grants to the
               -----------------
other party and their respective Affiliates, during the term of this Agreement, a non-exclusive, non-transferable, royalty free right to display during the term of this Agreement the trademarks and logos made available by such party for the purposes expressly outlined in this Agreement, subject to the terms of this Agreement and such party's standard trademark usage. In the event either party determines that the other's use of the applicable trademarks or service marks is inconsistent with the applicable trademark or service mark holder's quality standards, then upon written request and within a reasonable time, the applicable party shall conform such trademark or service mark usage to the appropriate party standards. If either party fails to conform the applicable trademark use or service mark usage, then the owner of the marks shall have the right to suspend use under the terms of this Agreement.

         13.3  Retained Rights.  Except as otherwise provided in this Agreement,
               ---------------
1stUp shall own and retain all right, title, and interest in and to any technology or information otherwise developed or created solely by 1stUp, including any intellectual property rights therein.

         13.4  AltaVista Intellectual Property Rights.  Except as otherwise
               --------------------------------------
provided herein, AltaVista shall own and retain all right, title, and interest in and to any technology or information otherwise developed or created solely by AltaVista, including any intellectual property rights therein.

         13.5  Joint Intellectual Property Rights.  The parties shall agree on
               ----------------------------------
the ownership of any jointly developed intellectual property rights prior to commencing with the development of work that is likely to lead to the creation of such rights.

    14.  LIMITATION OF LIABILITY.
         -----------------------

     EXCEPT FOR ANY LIABILITY ARISING OUT OF A BREACH OF THE CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT SET FORTH IN SECTION 15 HEREOF AND SECTION 9 HEREOF, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOSS OF MARKET OR OPPORTUNITY AND/OR INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGE HOWSOEVER ARISING (WHETHER OR NOT ARISING OUT OF THE NEGLIGENCE OF 1STUP OR ALTAVISTA, OR THEIR RESPECTIVE EMPLOYEES OR AGENTS) IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT, PURSUANT TO ANY CLAIM IN CONTRACT, NEGLIGENCE, TORT, STRICT LIABILITY, OR OTHER THEORY.

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    15.  CONFIDENTIALITY.
         ---------------

         15.1  Confidentiality Obligations.
               ---------------------------

               (a) "Confidential Information" is any information disclosed by one party to the other in connection with this Agreement and which the receiving party knows or has reason to know is regarded as confidential information by the disclosing party. The Confidential Information will include, but will not be limited to, trade secrets, the structure, sequence and organization of the source code of computer software, marketing plans, techniques, processes, procedures and formulae. For each item of Confidential Information, the party disclosing the item shall be called the "Disclosing Party," and the party receiving the item shall be called the "Receiving Party."

               (b) The Receiving Party shall hold all Confidential Information of the Disclosing Party in trust and confidence, and protect it as the Receiving Party would protect its own confidential information (which, in any event, shall not be less than reasonable protection) and shall not use such Confidential Information for any purpose other than that contemplated by this Agreement. Unless agreed by the Disclosing Party in writing, the Receiving Party shall not disclose any Confidential Information of the Disclosing Party, by publication or otherwise, to any person other than employees and contractors (such as contract manufacturers or software developers) who (i) are bound to written confidentiality obligations consistent with and at least as restrictive as those set forth herein and (ii) have a need to know such Confidential Information for purposes of enabling a party to exercise its rights and perform its obligations pursuant to this Agreement. The foregoing confidentiality obligation shall be effective for a period of [***] after first disclosure of the Confidential Information pursuant to the terms of this Agreement, provided however, that each party will comply with any obligations of confidentiality as may be imposed pursuant to agreements with third parties for longer periods if the Disclosing Party discloses to the other in writing such obligations of confidentiality that may be imposed pursuant to such agreements with third parties at the time of disclosure.

         15.2  Exceptions.  The obligations specified in Section 15.1 shall not
               ----------
apply to any Confidential Information to the extent that:

               (a) it is already known to the Receiving Party without restriction prior to the time of disclosure by the Disclosing Party;

               (b) it is acquired by the Receiving Party from a third party without confidentiality restriction;

               (c) it is independently developed or acquired by the Receiving Party by employees or contractors without access to such Confidential Information;

               (d) it is approved for release by written authorization of the Disclosing Party;

               (e) it is in the public domain at the time it is disclosed or subsequently falls within the public domain through no wrongful action of the Receiving Party;

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               (f)  it is disclosed pursuant to the requirement of a
governmental agency or disclosure is permitted or required by operation of law, provided that the Receiving Party use its best efforts to notify the Disclosing Party in advance of such disclosure and seeks confidential treatment for such Confidential Information.

         15.3  Confidentiality of Agreement.  Each party agrees that the terms
               ----------------------------
and conditions of this Agreement shall be treated as Confidential Information; provided that each party may disclose the terms and conditions of this
Agreement: (a) to legal counsel; (b) in confidence, to accountants, banks, and financing sources and their advisors; (c) in connection with promotional and marketing activities permitted by this Agreement; and (d) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement.

    16. Related Agreements. Both parties are entering into the Rewards Software agreement. In addition, the parties agree to enter into a Source Code Escrow Agreement with a mutually agreed escrow agent (the "Source Code Escrow Agreement") on or before the closing under the Stock Purchase Agreement, relying upon Section 365(n) of the Bankruptcy Code to support the escrow. 1stUp agrees that its consent on the terms and provisions of the Source Code Escrow Agreement will not be unreasonably withheld.

    17.  JURISDICTION AND APPLICABLE LAW.
         -------------------------------

         17.1  Arbitration.  Any claim, dispute, or controversy arising out of
               -----------
or in connection with or relating to this Agreement or the breach or alleged breach thereof will be addressed first by mediation and, if not resolved, will be submitted by the parties to arbitration by the American Arbitration Association in the County of Santa Clara, State of California, United States of America under the commercial rules then in effect for that Association, except as provided herein. Each party will choose one arbitrator within 30 days of receipt of the notice of intent to arbitrate. Within 60 days of receipt of the notice of intent to arbitrate, the two arbitrators will choose a neutral third arbitrator who will act as chairman. All chosen arbitrators must have experience related to the subject of the dispute. If no arbitrator is appointed within the times herein provided, or any extension of time that is mutually agreed upon, the Association will make such appointment within 30 days of such failure. The parties will be entitled to discovery as provided in Sections 1283.05 and 1283.1 of the Code of Civil Procedure of the State of California or any successor provision, whether or not the California Arbitration Act is deemed to apply to the arbitration. The award rendered by the arbitrators will include costs of arbitration, reasonable attorneys' fees, and reasonable costs for expert and other witnesses, and judgment on such award may be entered in any court having jurisdiction thereof. Nothing in this Agreement will be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute as necessary to protect either party's name, proprietary information, trade secrets, know how, or any other proprietary rights.

         17.2  Choice of Forum.  The parties hereby submit to the jurisdiction
               ---------------
of, and waive any venue objections against, the United States District Court for the Northern District of

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California, San Jose Branch and the Superior and
Municipal Courts of the State of California, Santa Clara County, in any litigation arising out of the Agreement.

         17.3  Governing Law.  This Agreement shall be governed by and
               -------------
construed under the laws of the United States and the State of California, without regard to choice of law provisions.

    18.  MISCELLANEOUS.
         -------------

         18.1  Event of Force Majeure.  If the performance of this Agreement
               ----------------------
or any obligations hereunder is prevented, restricted, or interfered with by reason of acts of God, acts of an governmental authority, riot, revolution, fires, or war, or other cause beyond the reasonable control of the parties hereto ("Force Majeure"), the party so effected shall be excused from such performance until such Force Majeure is removed, provided that the party so effected shall use its best efforts to avoid or remove such causes of non-performance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed. In no event shall this provision apply to excuse a party from any payment obligations under this Agreement.

         18.2  Compliance with Export Control.  The parties agree not to export
               ------------------------------
or re-export, directly or indirectly, (i) any technical data received from the other party pursuant to this Agreement, or (ii) any product, process, or technical data using such received technical data, to any country to which such export or re-export is restricted or prohibited by United States or other relevant laws, without obtaining prior written authorization from the relevant government authorities as required by such laws.

         18.3  Waiver.  Any waiver of breach or default pursuant to this
               ------
Agreement shall not be a waiver of any other subsequent default. Failure or delay by either party to enforce any term or condition of this Agreement shall not constitute a waiver of such term or condition.

         18.4  Severability.  To the extent that any provision of this
               ------------
Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, that provision notwithstanding, the remaining provisions of this Agreement shall remain in full force and effect and such invalid or unenforceable provision shall be deleted .

         18.5  Assignment.  Neither party may assign, voluntarily, by operation
               ----------
of law, or otherwise, any rights or delegate any duties under this Agreement (other than third-party technical infrastructure and the right to receive payments) without the other party's prior written consent, and any attempt to do so without that consent will be void; provided, however, that AltaVista may assign any of its rights or obligations under this Agreement in connection with a sale of substantially all of its assets, merger, public offering or other reorganization transaction. 1stUp may also assign any of its rights or obligations under this Agreement, except to the following companies listed below, in connection with a sale of substantially all of its assets, merger, public offering or other reorganization transaction. 1stUp cannot assign any of its rights or obligations to the following companies: [***]. AltaVista maintains right to modify list

[***] Denotes language for which AltaVista requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

of excluded sites at its sole discretion. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

         18.6  Authority.  Each party warrants to the other party that it has
               ---------
the authority to enter into this Agreement and that all necessary corporate or other approvals have been obtained.

         18.7  Notices.  Any notice required or permitted pursuant to this
               -------
Agreement shall be in writing delivered by hand, overnight courier, telecopy, facsimile, or certified or registered mail to the address listed below and shall be effective upon receipt:

Notices to 1stUp:

1stUp.Com
[***]
[***]
[***]

Notices to AltaVista:

AltaVista
[***]
[***]
[***]
With a copy "Attn: Legal Department"

[***] Denotes language for which AltaVista has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

         18.8  Amendment.  No alteration, waiver, cancellation, or any other
               ---------
change or modification in any term or condition of this Agreement shall be valid or binding on either party unless made in writing and signed by duly authorized representatives of both parties.

         18.9  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, including facsimiles, each of which shall be deemed to be a duplicate original, but all of which, taken together, shall be deemed to constitute a single instrument

         18.10   Entire Agreement.  The terms and conditions herein contained,
                 ----------------
including all Exhibits hereto, constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede any previous and contemporaneous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof, including without limitation the Initial Term Sheet, but not including the Stock Purchase Agreement and the Rewards Software agreement. There are no other agreements, understandings, representations, or promises between the parties with respect to the subject matter of this Agreement.

         18.11  Construction.  This Agreement is the product of negotiation
                ------------
between the parties and their respective counsel. This Agreement will be interpreted fairly in accordance with its terms and conditions and without any strict construction in favor of either party. Any ambiguity shall not be interpreted against the drafting party.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.


1stUp.com Corporation                           AltaVista Company

By: /s/ Charles Katz                            By: /s/ [Signature Illegible]
   -------------------------------                 ----------------------------
Name: Charles Katz                              Name:
     -----------------------------                   --------------------------
Title: President, CEO                           Title:
      ----------------------------                    -------------------------
Date:  June 25, 1999                            Date: June 25, 1999
     -----------------------------                   --------------------------

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